UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2012 (November 5, 2012)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On November 8, 2012, Southern Copper Corporation (the “Company”) completed a registered public offering of $1.5 billion of debt securities (the “Offering”), consisting of $300 million aggregate principal amount of its 3.500% Notes due 2022 (the “2022 Notes”) and $1.2 billion aggregate principal amount of its 5.250% Notes due 2042 (the “2042 Notes” and together with the 2022 Notes, the “Notes”). The Notes were offered by the Company pursuant to its Registration Statement on Form S-3 (File No. 333-165904) and the Prospectus included therein, filed with the Securities and Exchange Commission on April 5, 2010 and supplemented by the Prospectus Supplement dated November 5, 2012. The offering resulted in net proceeds, after deducting estimated offering expenses of approximately $3,100,000 and underwriters discounts, of approximately $1,468,655,000. The Company intends to use these net proceeds for general corporate purposes, including the financing of its capital expenditure program.

On November 5, 2012, the Company entered into an Underwriting Agreement, dated November 5, 2012 (the “Underwriting Agreement”), with HSBC Securities (USA) Inc., Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the issuance and sale by the Company of the Notes. Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

Pursuant to an Indenture, dated April 16, 2010 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the Company and the Trustee entered into a Third Supplemental Indenture dated as of November 8, 2012 (the “Third Supplemental Indenture”) and a Fourth Supplemental Indenture dated as of November 8, 2012 (the “Fourth Supplemental Indenture”). The Third Supplemental Indenture and the Fourth Supplemental Indenture provide for the issuance, and set forth the terms of, the 2022 Notes and 2042 Notes, respectively. The Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture contain covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all the Company’s assets. The Company may issue additional debt from time to time pursuant to the Indenture.

The foregoing description of the Underwriting Agreement, the Third Supplemental Indenture and the Fourth Supplemental Indenture is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 1, 4.1 and 4.2 hereto, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On November 9, 2012, the Company issued a press release announcing the completion of the Offering. A copy of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.

Exhibit 5, “Opinion of Chadbourne & Parke LLP”, and Exhibit 23, “Consent of Chadbourne and Parke LLP”, in the accompany Exhibit Index relate to the Registration Statement on Form S-3 (Registration Statement No. 333-165904) (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 5, 2010, as supplemented by the Prospectus Supplement dated November 5, 2012, filed with the SEC on November 6, 2012, and are filed herewith for incorporation by reference in the Registration Statement in connection with the Offering.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1	Underwriting Agreement, dated November 5, 2012, among Southern Copper Corporation and HSBC Securities (USA) Inc., Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

4.1	Third Supplemental Indenture, dated as of November 8, 2012, between Southern Copper Corporation and Wells Fargo Bank, National Association, as trustee, pursuant to which the 3.500% Notes due 2022 were issued.

4.2	Fourth Supplemental Indenture, dated as of November 8, 2012, between Southern Copper Corporation and Wells Fargo Bank, National Association, as trustee, pursuant to which the 5.250% Notes due 2042 were issued.

4.3	Form of 3.500% Notes due 2022 (included as Exhibit A to Exhibit 4.1).

4.4	Form of 5.250% Notes due 2042 (included as Exhibit A to Exhibit 4.2).

5	Opinion of Chadbourne & Parke LLP.

23	Consent of Chadbourne & Parke LLP (contained in Exhibit 5).

99	Press Release of the Company dated November 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION (Registrant)

Date: November 9, 2012	By:	/s/ Raul Jacob
Name: Raul Jacob
Title: Comptroller

Signature Page to 8-K

EXHIBIT INDEX

Exhibit Number	Description
1	Underwriting Agreement, dated November 5, 2012, among Southern Copper Corporation and HSBC Securities (USA) Inc., Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

4.1	Third Supplemental Indenture, dated as of November 8, 2012, between Southern Copper Corporation and Wells Fargo Bank, National Association, as trustee, pursuant to which the 3.500% Notes due 2022 were issued.

4.2	Fourth Supplemental Indenture, dated as of November 8, 2012, between Southern Copper Corporation and Wells Fargo Bank, National Association, as trustee, pursuant to which the 5.250% Notes due 2042 were issued.

4.3	Form of 3.500% Notes due 2022 (included as Exhibit A to Exhibit 4.1).

4.4	Form of 5.250% Notes due 2042 (included as Exhibit A to Exhibit 4.2).

5	Opinion of Chadbourne & Parke LLP.

23	Consent of Chadbourne & Parke LLP (contained in Exhibit 5).

99	Press Release of the Company dated November 9, 2012.